THE BEAR STEARNS FUNDS

                          Supplement dated May 14, 2002
                                     to the
                         Prospectus dated August 1, 2001
                                     of the
                         Emerging Markets Debt Portfolio


On May 6, 2002, the Board of Trustees of The Bear Stearns Funds approved a plan to terminate and liquidate the Emerging Markets Debt Portfolio (the "Portfolio").

The Portfolio has been unable to reach an asset level that would enable it to achieve economies of scale. In addition, Bear Stearns Asset Management Inc., the Portfolio's investment adviser, informed the Board of Trustees that it would be unable to continue to subsidize the Portfolio's operations. Under these circumstances, the Board of Trustees concluded that it would be in the best interests of shareholders to liquidate the Portfolio.

On or about June 30, 2002 (the "Liquidation Date"), the Portfolio will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares. Sales of shares of the Portfolio have been suspended.

As an accommodation to shareholders, the Portfolio will automatically exchange your shares on the Liquidation Date into the Bear Stearns Money Market Fund, unless you instruct us otherwise.

If you own your shares in a tax deferred account, such as an Individual Retirement Account, 401(k), 403(b) or profit sharing account, your account will continue to be tax-deferred. If you plan to request a distribution before or after the Liquidation Date, we suggest that you consult your tax adviser to determine the tax consequences, if any.

The Portfolio will not declare daily dividends after payment of its regular monthly dividend in May.

The Portfolio may begin to sell its securities and convert them to cash in anticipation of the liquidation. To the extent it sells its securities for this purpose, the Portfolio will not be pursuing its stated investment objective.

If you have any questions, please call us at 800-766-4111.


                                                                    BSF-S-010-12